UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2019
COMSTOCK MINING INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)
1200 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 15, 2019, Comstock Mining Inc. (the “Company”) entered into a Fourth Purchase Agreement Amendment (the “Amendment”) of the Company’s previously announced Membership Interest Purchase Agreement with Tonogold Resources, Inc. (“Tonogold”).

Pursuant to the Amendment, Tonogold agreed to make an additional non-refundable deposit of $875,000 no later than August 16, 2019 and $580,000 payable in the form of Tonogold’s convertible preferred shares due by August 30, 2019, which shall not apply to the purchase price for Comstock Mining LLC. Pursuant to the Amendment, Tonogold will be required to make a payment of $3,317,500 in order to close on the purchase of 50.28% of the membership interests of Comstock Mining LLC. The remainder of the purchase price of $3,957,500, will be deferred and payable between November 2019 and May 2020. The deferred purchase price will be secured by the membership interests. The closing must occur prior to September 30, 2019.

The Company’s option agreement from October 2017 with Tonogold will terminate pursuant to the Amendment.

The foregoing summary of the terms of the Amendment is not intended to be exhaustive and is qualified in its entirety by the terms of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

A copy of the press release announcing the transactions contemplated by the Amendment is attached as Exhibit 99.1 to this Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On August 15, 2019, the Company announced second quarter 2019 results and selected operational and financial highlights.

A copy of the press release is attached as Exhibit 99.2 to this Form 8-K. This Item 2.02 of this Form 8-K and Exhibit 99.2 are each being furnished to the Securities and Exchange Commission

(the “SEC”) pursuant to Item 2.02 of Form 8-K and are therefore not to be considered “filed” with the SEC.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

10.1	Fourth Purchase Agreement Amendment
99.1	Press release (Fourth Amendment)
99.2	Press release (2nd quarter)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.
Date: August 16, 2019	By:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: Executive Chairman, President and Chief Executive Officer